UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                   FORM 8-K

                               CURRENT REPORT


     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date  of  Report  (Date  of  earliest  event reported):   September 5, 2001
                                                               -----------------

                       SOUTHERN STATES POWER COMPANY, INC.
        (Exact  name  of  registrant  as  specified  in  its  charter)

                                  DELAWARE
               (State  or  other  jurisdiction  of  incorporation)

                   0-29356                      33-0312389
         (Commission File Number)     (IRS Employer Identification No.)

                3400 Inland Empire Blvd., Suite 101
                        Ontario, California                   91764
             (Address of principal executive offices)       (Zip Code)

                                (909) 476-3575
              (Registrant's telephone number, including area code)



               (Former  name,  address  and  telephone  number)




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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     On September 5, 2001, Southern States Power Company, Inc. received notice from its transfer agent, Alpha Tech Stock Transfer, that the Southern States account had been transferred to a new transfer agent effective immediately. The new transfer agent for the Company is:

     Stock  Transfer  Agency  of  Lake  Tahoe,  Inc.
     848  Tanager  Street,  Suite  N
     Incline  Village,  NV  89451
     Phone  (775)  831-3335
     Fax  (775)  831-3337
     Attn:  Bill  Senner

     The Company does not expect that there will be any delays in service for its shareholders.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     No  financial  statements  are  required.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     None.

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     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September  12,  2001                 Southern States Power Company, Inc.

                                             /s/   William O. Sheaffer
                                             ----------------------------------
                                             William O. Sheaffer, President

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